UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2004

PHARMACOPEIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27188	33-0557266
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9685 Scranton Road, San Diego, California		92121-3752
(Address of principal executive offices)		(Zip Code)

(858) 799-5000

(Registrant’s telephone number, including area code)

PO Box 5350, Princeton, New Jersey

(Former name, former address and former fiscal year, if changed since last report)

Item 2.	ACQUISITION OR DISPOSITION OF ASSETS

On April 30, 2004, Pharmacopeia, Inc. (the “Company”), then the sole stockholder of Pharmacopeia Drug Discovery, Inc. (“PDD”), distributed (the “Distribution”) all outstanding shares of common stock, par value $.01 per share, of PDD to the holders of common stock of the Company.  PDD thereafter began operations as an independent, separately traded, publicly held company.  On May 3, 2004, the Company and PDD issued a joint press release announcing the completion of the Distribution.  A copy of the joint press release is furnished as Exhibit 99.1 to this report.

The Distribution was made without payment of any consideration or the exchange of any shares by the Company’s stockholders.  In the Distribution, the Company’s stockholders received one share of the PDD common stock for every two shares of the Company’s common stock held of record as of the close of business on April 16, 2004.

In connection with the Distribution, PDD’s common stock was registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended.  “When-issued” trading in PDD’s common stock began on The Nasdaq National Market on April 20, 2004 under the trading symbol “PCOPV.”  PDD’s common stock began trading “regular way” on The Nasdaq National Market on May 3, 2004 under the trading symbol “PCOP.”  The Company’s common stock trades on The Nasdaq National Market under the trading symbol “ACCL.”

The Company and PDD entered into a Master Separation and Distribution Agreement, Transition Services Agreement, Tax Sharing and Indemnification Agreement, Employee Matters Agreement and Patent and Software License Agreement, which are filed herewith as Exhibits 2.1, 10.1, 10.2, 10.3 and 10.4, respectively.

The Company entered into a disengagement agreement with Joseph A. Mollica, Ph.D., the former Chairman, President and Chief Executive Officer of the Company, in connection with the Distribution.  A copy of the disengagement agreement is filed herewith as Exhibit 10.5.

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS

(b)  Pro Forma Financial Information

To be filed by amendment.

(c)  Exhibits.

Exhibit Number	Description
2.1	Master Separation and Distribution Agreement between Pharmacopeia, Inc., Accelrys Inc. and Pharmacopeia Drug Discovery, Inc., dated April 30, 2004.
10.1	Transition Services Agreement between Pharmacopeia, Inc., Accelrys Inc. and Pharmacopeia Drug Discovery, Inc., dated April 30, 2004
10.2	Tax Sharing and Indemnification Agreement between Pharmacopeia, Inc. and Pharmacopeia Drug Discovery, Inc., dated April 30, 2004
10.3	Employee Matters Agreement between Pharmacopeia, Inc. and Pharmacopeia Drug Discovery, Inc., dated April 30, 2004
10.4	Patent and Software License Agreement between Pharmacopeia, Inc., Accelrys Inc. and Pharmacopeia Drug Discovery, Inc., dated April 30, 2004
10.5	Disengagement Agreement between Pharmacopeia, Inc. and Joseph A. Mollica, Ph.D., dated March 31, 2004
99.1	Press Release dated May 3, 2004

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMACOPEIA, INC.

By:	/s/ John J. Hanlon

John J. Hanlon, Executive Vice President and
Chief Financial Officer

Date:       May 3, 2004